SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549





                           FORM 8-K/A
                        (Amendment No. 1)



                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) July 21, 2000



                           PL BRANDS, INC.
        (Exact name of Registrant as specified in its charter)




Delaware                       0-26454              98-0142664
(State or other jurisdiction  Commission       (I.R.S. Employer
of incorporation or          File number)        Identification
organization)                                           Number)



421 North Wabasha Street
Suite 260
St. Paul, Minnesota                                      55102
(Address of principal                            (Postal Code)
executive offices)



Registrant's telephone number, including area code:  (651) 291-2993

                           EXPLANATORY NOTE

     PL Brands, Inc. is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K, dated July 21, 2000, solely for the purpose of filing the financial statements and pro forma financial information required to be filed in connection with the acquisition of substantially all of the assets of Oth.net, Inc.




Item 7.   Financial Statements and Exhibits.

          Financial Statements of Businesses Acquired and Pro Forma Financial
     Information:

     The financial statements and pro forma financial information required to be filed are attached hereto.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PL BRANDS, INC.
                              (Registrant)



Dated: February 2, 2001       By: /s/ Robert Brown
                              Name:     Robert Brown
                              Title:    Vice President - Finance,
                                        Secretary, and Treasurer

                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                          COMBINED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000

                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                          COMBINED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000


                                TABLE OF CONTENTS

                                                                           PAGE

Independent Auditors' Report.................................................1


Financial Statements:

  Combined Balance Sheets....................................................2

  Combined Statements of Operations..........................................3

  Combined Statements of Proprietor's Capital/
    Stockholder's Equity.....................................................4

  Combined Statements of Cash Flows..........................................5

  Notes to Combined Financial Statements.....................................6

                          INDEPENDENT AUDITORS' REPORT

To The Proprietor/Stockholder
Oth.net (a Proprietorship) and Oth.net, Inc.
Palm Coast, Florida

We have audited the accompanying combined balance sheets of Oth.net and Oth.net, Inc. as of December 31, 1999 and May 31, 2000, and the related combined statements of operations, proprietor's capital/stockholder's equity and cash flows for the year ended December 31, 1999 and the period from January 1, 2000 to May 31, 2000. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the combined financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Oth.net and Oth.net, Inc. as of December 31, 1999 and May 31, 2000, and the results of its operations and its cash flows for the year and period then ended in conformity with generally accepted accounting principles.


CALLAHAN, JOHNSTON & ASSOCIATES, LLC
Minneapolis, Minnesota
June 27, 2000


                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                             COMBINED BALANCE SHEETS

                       MAY 31, 2000 AND DECEMBER 31, 1999

                                                                  May 31,     December 31,
                                                                   2000           1999
                                                               ------------   ------------
             ASSETS
Current assets:
    Cash                                                       $         --   $         --
    Accounts receivable                                              25,736        148,664
    Prepaid expenses                                                     --            499
                                                               ------------   ------------

         Total current assets                                        25,736        149,163
                                                               ------------   ------------

Other assets:
    Organization costs, net of accumulated
      amortization of $46                                               639             --
                                                               ------------   ------------
------------------------------------------------------------------------------------------
         Total assets                                          $     26,375   $    149,163
                                                               ============   ============
------------------------------------------------------------------------------------------

   LIABILITIES AND PROPRIETOR'S CAPITAL/STOCKHOLDER'S EQUITY
Current liabilities:
    Accounts payable                                           $        776   $         --
    Due to stockholder                                                  500             --
                                                               ------------   ------------
         Total current liabilities                                    1,276             --
                                                               ------------   ------------
Proprietor's capital/stockholder's equity:
    Common stock, $1 par value, 1,000 shares
      authorized; issues and outstanding
      1,000 in 2000 and -0- in 1999                                   1,000             --
    Proprietor's capital/retained earnings                           24,099        149,163
                                                               ------------   ------------
         Total proprietor's capital/
           stockholder's equity                                      25,099        149,163
                                                               ------------   ------------
------------------------------------------------------------------------------------------
         Total liabilities and proprietor's
           capital stockholder's equity                        $     26,375   $    149,163
                                                               ============   ============
------------------------------------------------------------------------------------------

                 The accompanying notes are an integral part of
                      these combined financial statements.

                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                        COMBINED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000



                                      Period from
                                    January 1, 2000      Year Ended
                                          To            December 31,
                                      May 31, 2000          1999
                                    ---------------   ---------------

Advertising revenue                 $       106,413   $       270,467
                                    ---------------   ---------------
Operating expenses:
    Amortization                                 46                --
    Server and computer expenses              6,326             4,611
    Telephone                                 2,180             1,184
    Professional fees                         5,064                --
                                    ---------------   ---------------

         Total operating expenses            13,616             5,795
                                    ---------------   ---------------

Net profit                          $        92,797   $       264,672
                                    ===============   ===============


                 The accompanying notes are an integral part of
                      these combined financial statements.


                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

        COMBINED STATEMENTS OF PROPRIETOR'S CAPITAL/STOCKHOLDER'S EQUITY

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000


                                                                   Proprietor's
                                     Common Stock                    Capital/
                                     ---------------------------     Retained
                                        Shares         Amount        Earnings          Total
                                     ------------   ------------   ------------    ------------
1999 net profit                                --   $         --   $    264,672    $    264,672

1999 distributions                             --             --       (115,509)       (115,509)
                                     ------------   ------------   ------------    ------------

Balances at December 31, 1999                  --             --        149,163         149,163

Issuance of common stock at
    incorporation February 4, 2000          1,000          1,000             --           1,000

Net profit January 1, 2000 to
    May 31, 2000                               --             --         92,797          92,797

Distributions January 1, 2000 to
    May 31, 2000                               --             --       (217,861)       (217,861)
                                     ------------   ------------   ------------    ------------

Balances at May 31, 2000                    1,000   $      1,000   $     24,099    $     25,099
                                     ============   ============   ============    ============

         The accompanying notes are an integral part of these combined financial statements.


                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                        COMBINED STATEMENTS OF CASH FLOWS
                           Increase (Decrease) in Cash

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000


                                                  Period from
                                                January 1, 2000       Year Ended
                                                      To             December 31,
                                                  May 31, 2000           1999
                                                ---------------    ---------------
Cash flows from operating activities:
    Net profit $                                         92,797    $       264,672
    Adjustments to reconcile net profit
      to net cash flows from operating
      activities:
        Legal fees paid by proprietor                       815                 --
        Amortization                                         46                 --
        Accounts receivable                             122,928           (148,664)
        Prepaid expenses                                    499               (499)
        Accounts payable and accrued expenses               776                 --
                                                ---------------    ---------------
Net cash flows from operating activities                217,861            115,509
                                                ---------------    ---------------
Cash flows from investing activities:
    Incurrence of organization costs                         --                 --
                                                ---------------    ---------------
Cash flows from financing activities:
    Proceeds from common stock                               --                 --
    Due to stockholder                                       --                 --
    Distributions                                      (217,861)          (115,509)
                                                ---------------    ---------------
Net cash flows from financing activities               (217,861)          (115,509)
                                                ---------------    ---------------
Increase (decrease) in cash                                  --                 --

Cash, beginning of period                                    --                 --
                                                ---------------    ---------------
Cash, end of period                             $            --    $            --
                                                ===============    ===============

Summary of noncash activity:

    In February 2000, the Company's stockholder advanced $1,500 to fund the incorporation of Oth.net, Inc. and legal fees of $815. These monies advanced funded the stockholder's capital contribution of $1,000 and resulted in a $500 Due to Stockholder.

                 The accompanying notes are an integral part of
                      these combined financial statements.

                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000


1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

       NATURE OF ORGANIZATION

       Oth.net, Inc. was incorporated February 4, 2000, under the laws of the State of Florida. To date operations have not commenced in Oth.net, Inc. Operations through May 31, 2000, have been carried out through Oth.net, a proprietorship.

       Oth.net, a proprietorship, was started in May 1998 as a music and video search engine. Oth.net's software enables consumers to quickly locate specific artists and specific songs and videos (movies) on the Internet.

       BASIS OF ACCOUNTING

       The accompanying combined financial statements are presented using an accrual basis of accounting and are in accordance with generally accepted accounting principles.

       REVENUE RECOGNITION

       Revenues to date relate to advertising revenues earned from banner advertising and/or links placed on pages of the Oth.net web site. Oth.net software has the ability to track music searches on the Internet and present banner advertising tailored to the specific search that the user is conducting. The advertising can be changed moment by moment or search by search to target the specific customers using the search engine at a given moment. Revenues are recognized in the period the advertising is displayed on the pages of the Oth.net web site.

       ORGANIZATION COSTS

       Organization costs are carried at cost and are being amortized over sixty months using the straight-line method.

                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  (Continued)

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000


1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

       INCOME TAXES

       Oth.net, a proprietorship, is not a taxpaying entity for purposes of federal or state income tax purposes. Revenues and expenses flow through to the proprietor for inclusion in his income tax return. Oth.net, Inc. has elected to be treated as a Subchapter S corporation whereby revenues and expenses flow through to the stockholder for inclusion in his individual return. Accordingly, no income tax provision is provided in the accompanying combined financial statements.

       CONCENTRATIONS, RISKS AND UNCERTAINTIES

          USE OF ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          CUSTOMER CONCENTRATIONS AND RECEIVABLES

          Oth.net, a proprietorship and Oth.net, Inc. grant uncollaterized credit to customers. Management believes all accounts receivable are collectible and has not provided for an allowance for doubtful accounts. While the ultimate loss may differ, management believes that any loss will not have a material impact on the proprietorship Company's financial position. Due to uncertainties in the settlement process, however, it is at least reasonably possible that management's estimate will change during the next year. That amount cannot be estimated.

                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  (Continued)

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000


1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION
         (Continued)

       CONCENTRATIONS, RISKS AND UNCERTAINTIES (Continued)

          A receivable from a large customer totaled 95.5% of accounts receivable at December 31, 1999 and 100% of accounts receivable at May 31, 2000.

          One customer accounted for 94.0% of revenues in 1999 and 95.2% of revenues in 2000.

          COMPETITION

          Many of the Proprietorship/Company's competitors and likely competitors have substantially greater resources and experience than the Company.

          KEY PERSONNEL

          Marketing efforts, consulting services and technical and administrative efforts of the Proprietor/Stockholder have accounted for 100% of the Proprietorship/Company's revenues inception to date. No employment agreement currently exists with the Proprietor/Stockholder (See Note 2).

                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  (Continued)

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000


1.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION
         (Continued)

       CONCENTRATIONS, RISKS AND UNCERTAINTIES (Continued)

          LEGAL EXPOSURE

          Lawsuits have been filed against one of the Proprietorship/Company's competitors, Napster, alleging that Napster encourages piracy on the Internet by enabling and allowing its users to trade copyrighted songs through its servers. These suits allege violation of the law as follows:

          o  Copyright infringement

          o  Unlawful use of digital audio interface device, and

          o  Racketeering Influenced and Corrupt Organizations Act (RICO)

          The cases against Napster raise questions about whether a software manufacturer is liable for the ways in which their products are used. An unfavorable response against Napster could negatively impact the operations of the Proprietorship/Company. The ultimate outcome of these lawsuits and their impact on the Proprietorship/Company cannot be determined at this time.

2.     PURCHASE AGREEMENT

       On May 9, 2000, Oth.net, Inc. and its stockholder entered into an agreement to transfer all of the outstanding shares of Oth.net, Inc. for
       4.5 million shares of PL Brands, Inc. In this agreement the proprietor of Oth.net also agreed to transfer the Oth.net domain name to PL Brands, Inc. for $500,000. At closing all accounts receivable of Oth.net, Inc. shall be transferred to the stockholder. The stockholder shall also be responsible for all accounts payable debts and the like of Oth.net, Inc.

                                     OTH.NET
                               (A PROPRIETORSHIP)
                                       AND
                                  OTH.NET, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                                  (Continued)

                          YEAR ENDED DECEMBER 31, 1999
                   PERIOD FROM JANUARY 1, 2000 TO MAY 31, 2000


2.     PURCHASE AGREEMENT (Continued)

       The purchase agreement anticipates that by the date of closing the Oth.net, Inc. will have entered into an employment contract with its President and sole stockholder. This employment contract will be for an initial term of two years and shall pay $125,000 per year with the usual benefits, including health insurance and an employee stock option plan.

       As of the date of the audit, this employment contract has not been entered into and the Company has not established an employee stock option plan.

       This purchase agreement becomes null and void if the following do not occur by the date indicated:


          o  the payment of $500,000 by June 30, 2000, and

          o issuance of 4.5 million shares of PL Brands, Inc. stock in exchange for all of the outstanding shares of Oth.net, Inc. by July 15, 2000.

3.     RELATED PARTY TRANSACTIONS

          DUE TO STOCKHOLDER

          The Due to Stockholder is unsecured, non interest bearing and due on demand.

          OFFICE SPACE/FURNITURE AND EQUIPMENT

          The Proprietorship/Company currently receives office space and use of certain furniture and equipment from its Proprietor/Stockholder under a month-to-month agreement at no cost. No value has been reflected for this donated rentals in the accompanying financial statements.

PL BRANDS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000


                                         PL Brands, Inc.        Oth.net inc.
                                       For the year ended    For the year ended        Pro Forma             Pro Forma
                                         April 30, 2000         May 31, 2000          Adjustments            Combined
                                       ------------------    ------------------   ------------------    ------------------

Net sales                                              --               331,656                   --               331,656

Operating expenses                                185,300                16,996            1,883,828             2,086,124
                                       ------------------    ------------------   ------------------    ------------------
Loss before other income (expenses)             (185,300)              314,660           (1,883,828)           (1,754,468)
                                       ------------------    ------------------   ------------------    ------------------

Other income (expenses)                            50,966                    --                   --                50,966
                                       ------------------    ------------------   ------------------    ------------------
Net earnings (loss)                    $        (134,334)   $          314,660   $       (1,883,828)   $       (1,703,502)
                                       ==================    ==================   ==================    ==================

Net loss per basic and diluted share                  --                    --                   --    $            (0.10)
                                       ==================    ==================   ==================    ==================

Shares outstanding                              9,143,279                    --            7,756,000            16,899,279
                                       ==================    ==================   ==================    ==================

PL BRANDS, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000

                                PL Brands, Inc.          Oth.net inc.
                       For the six months ended  For the six months ended    Pro Forma        Pro Forma
                              October 31, 2000        October 31, 2000       Adjustments       Combined
                       -----------------    ------------------------    -------------------   ------------
Net sales                              --         $      44,359       $        --         $   44,359

Operating expenses                  622,516             546,294           (215,342)          953,468
                           ---------------    ------------------------    ---------------- ---------
Loss before other income
(expenses)                        (622,516)           (501,935)           215,342          (909,109)
                            --------------    ------------------------    ------------------------

Other income (expenses)              48,400               1,662                --             50,062
                        ------------------    ------------------------    ------------------------

Net earnings (loss)     $         (574,116)      $    (500,273)        $   215,342         $(859,047)
                        ===================   ========================    ========================

Net loss per basic
and diluted share                       --                 --                   --         $   (0.05)
                                                                           ========================

Shares outstanding               14,313,948                --            2,585,331         16,899,279
                        ===================    =======================    ========================

1. BASIS OF PRESENTATION

The pro forma condensed consolidated statements of operations have been prepared in accordance with accounting principles generally accepted in the United States of America to reflect P.L. Brands, Inc.'s (the Company) acquisition of substantially all of the assets of Oth.net, Inc. ("Oth.net") effective June 30, 2000. The acquisition has been accounted for using the purchase method.

The financial information has been derived from the following financial statements that have been prepared in accordance with accounting principles generally accepted in the United States of America:

For the year ended April 30, 2000

(a) The audited financial statements of the Company for the year ended April 30, 2000.

(b) The audited financial statements of Oth.net for the year ended December 31, 1999 and the period from January 1, 2000 to May 31, 2000. The Oth.net financial statements included in the pro forma results include the period from January 1, 2000 to May 31, 2000 and the seven-month period ended December 31, 1999.

For the six months ended October 31, 2000

(a) The unaudited financial statements of the Company for the six months ended October 31, 2000.

(b) The unaudited financial statements of Oth.net for the six months ended October 31, 2000.

The pro forma condensed consolidated statement of operations should be read in conjunction with the notes thereto included in the following pages and the financial statements referred to above. The pro forma condensed consolidated statement of operations may not be indicative either of results that actually would have occurred if the business combinations had taken place on the dates indicated, or the results which may be achieved in the future.

2. DESCRIPTION OF TRANSACTIONS

Acquisition of Oth.net, Inc.

On June 30, 2000, the Company acquired substantially all of the assets of Oth.net, Inc., a corporation based in Burnsville, MN. Details of the consideration and the fair values of the net assets acquired are below.

      Net assets acquired:
       Intellectual Property                      $    2,999,500

      Consideration:
       Cash                                       $      500,000
       Common Shares (4,500,000 shares issued)         2,250,000
       Acquisition fees (500,000 shares issued)          249,500

                                                  $    2,999,500

The Intellectual Property has been valued at $2,999,500. The final allocation between the asset and goodwill purchased has not been determined to date. Both the intellectual Property and goodwill, if any, will be amortized over three years.

3. PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The pro forma condensed consolidated statement of operations for the year ended April 30, 2000 and six months ended October 31, 2000 gives effect to the above acquisitions as if they occurred on May 1, 1999.

(a) Intellectual Property

The Company has recognized an asset of Intellectual property identified as Proprietorship Information and Database. The Intellectual Property has been valued at $2,999,500.

The pro forma financial statements have been adjusted for amortization of the Intellectual Property over three years, annual salaries totaling $385,000 related to employment agreements executed in connection with the acquisition, and $499,000 of compensation expense related to the sale of 1,000,000 shares of common stock to an officer of the company in connection with the acquisition. In addition, all 7,756,000 shares of common stock issued in connection with the acquisition and related financing have been deemed to be outstanding for the entire period.